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                         CONNING MONEY MARKET PORTFOLIO
                                       of
                         Mercantile Mutual Funds, Inc.

                        Supplement dated January 6, 2000
                      to Prospectus dated November 6, 1999


Change in Control of Sub-Adviser
--------------------------------

     Conning Asset Management Company ("Conning"), sub-adviser to the Conning Money Market Portfolio (the "Portfolio"), is an indirect subsidiary of GenAmerica Corporation ("GenAmerica"). On January 6, 2000, Metropolitan Life Insurance Company ("MetLife") acquired all of the outstanding stock of GenAmerica, as a result of which Conning is also an indirect subsidiary of MetLife. This transaction constituted an assignment of, and automatically terminated, the existing Sub-Advisory Agreement between Mississippi Valley Advisors Inc. ("MVA") and Conning with respect to the Portfolio. On January 6, 2000, MVA and Conning entered into a new Sub-Advisory Agreement with respect to the Portfolio, which had been approved by the Board of Directors of Mercantile Mutual Funds, Inc. at a meeting held on October 19, 1999, subject to approval by shareholders of the Portfolio. This action was in accordance with the terms and conditions of an exemptive order issued by the Securities and Exchange Commission permitting Conning to continue to act as sub-adviser to the Portfolio under the new Sub-Advisory Agreement until approval of the Agreement by shareholders of the Portfolio.

     A Special Meeting of Shareholders of the Portfolio has been scheduled for January 21, 2000 to consider and vote on the new Sub-Advisory Agreement. Shareholders of record of the Portfolio as of the close of business on November 19, 1999 are entitled to notice of, and to vote at, the Special Meeting.